SUPPLEMENT DATED FEBRUARY 17, 2012
to

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, SUN LIFE FINANCIAL MASTERS FLEX,
SUN LIFE FINANCIAL MASTERS EXTRA II, SUN LIFE FINANCIAL MASTERS CHOICE II,
AND SUN LIFE FINANCIAL MASTERS FLEX II

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Huntington VA New Economy Fund that is available under your Contract.

On January 17, 2012, the Board of Trustees of the Huntington Funds approved a proposal to reorganize the Huntington VA New Economy Fund (the “Fund”) into the Huntington VA Mid Corp America Fund. Pursuant to the reorganization, the Fund will liquidate by transferring substantially all of its assets to the Huntington VA Mid Corp America Fund.

Huntington will be closing the Fund to all new and subsequent investments effective as of the close of business on April 26, 2012. Pending distribution of a Prospectus/Information statement to shareholders, the reorganization is scheduled to take place after the close of business on or about April 27, 2012.

Please retain this supplement with your prospectus for future reference.

Masters (US) 2/2012